UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                November 13, 2003
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Florida                      0-26028                  22-2671269

 (State or Other Jurisdiction of (Commission File Number)     (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)

                               6531 NW 18TH COURT
                              PLANTATION, FL 33313
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (954) 581-9800
                    -----------------------------------------
                         (Registrant's telephone number)






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Item 5.  Other Events and Regulation FD Disclosure

On November 13, 2003, we received notification from Health Canada Medical Device Bureau that they have issued a Medical Device License for our Computed Tomography Laser Breast Imaging System (CTLM(R)) in accordance with Medical Device Regulation, Section 36.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              IMAGING DIAGNOSTIC SYSTEMS, INC.

Dated November 13, 2003
                              /s/ Linda B. Grable
                              -------------------
                              By: Linda B. Grable
                              Chief Executive Officer and
                              Chairman of the Board

                              /s/ Allan L. Schwartz
                              ---------------------
                              By: Allan L. Schwartz
                              Executive Vice President
                              Chief Financial Officer